SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

 Filed by the Registrant [X]     Filed by a Party other than the Registrant [_]

Check  the  appropriate  box:

[X]     Preliminary  Proxy  Statement
[_]     Definitive  Proxy  Statement
[_]     Definitive  Additional  Materials
[_]     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
240.14a-12
[_]     Confidential,  For  Use  of  the  Commission  Only (As Permitted by Rule
14A-6(E)(2))

                             CHANCELLOR CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                 NAME OF COMPANY
                   (Name of Person(s) Filing Proxy Statement)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities  to  which transaction applies:

          (2)  Aggregate number of securities to  which  transaction  applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed  maximum  aggregate  value  of  transaction:

          (5)  Total  fee  paid:

[_]     Fee  paid  previously  with  preliminary  materials.
[_]     Check  box  if any part of the fee is offset as provided by Exchange Act
        Rule  0-11(a)(2)  and     identify  the  filing for which the offsetting
        fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount  Previously  Paid:

          (2)  Form,  Schedule  or  Registration  Statement  No.:

          (3)  Filing  Party:

          (4)  Date  Filed:

                             CHANCELLOR CORPORATION
                                210 South Street
                           Boston, Massachusetts 02111


                                   May 7, 1999



To  the  Stockholders  of  Chancellor  Corporation:

     Chancellor Corporation (the "Company") is pleased to send you the enclosed notice of the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 p.m. on Friday, June 25, 1999 at the offices of Bingham Dana LLP, 150 Federal Street, Boston, MA 02110.

     Ordinary annual meeting business will be transacted at the Meeting, including the election of directors. Three (3) other actions will be submitted to the stockholders at the Meeting:

          1. to approve an amendment to the Company's By-Laws to make certain changes to improve the efficiency of the operation of the Company by the Board of Directors and to afford the Board greater latitude and flexibility in the management of the Company;

          2. to approve an amendment to the Company's 1997 Stock Option Plan increasing the number of shares reserved under the Plan from 4,000,000 to 7,500,000; and

          3. to ratify the selection by the Board of Directors of Metcalf, Rice, Fricke and Davis as the Company's independent public accountants for the 1999 fiscal year.

     Please review the Company's enclosed Proxy Statement and Annual Report on Form 10-KSB carefully. If you have any questions regarding this material, please do not hesitate Peter J. Mullen, Clerk, at (617) 368-2700.


               Sincerely  yours,





               Brian  M.  Adley
               Chairman  and
               Chief  Executive  Officer



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE COMPLETE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

                             CHANCELLOR CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                210 South Street
                           Boston, Massachusetts 02111

                           To be held on June 25, 1999

     The Annual Meeting of Stockholders (the "Meeting") of Chancellor Corporation (the "Company") will be held on Friday, June 25, 1999, at 2:00 p.m. at the offices of Bingham Dana LLP, 150 Federal Street, Boston, MA 02110 for the following purposes:

1. To elect three (3) directors to hold office until their successors shall be elected and shall have qualified;

2. To approve an amendment to the Company's By-Laws to make certain changes to improve the efficiency of the operation of the Company by the Board of Directors and to afford the Board greater latitude and flexibility in the management of the Company;

3. To approve an amendment to the Company's 1997 Stock Option Plan (the "1997 Plan") increasing the number of shares reserved under the Plan from 4,000,000 to 7,500,000;

4. To ratify the selection by the Board of Directors of Metcalf, Rice, Fricke and Davis as the Company's independent public accountants for the 1999 fiscal year; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board has fixed the close of business on April 23, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting and only stockholders of record at the close of business on the date are entitled to notice of, and to vote and act at, the Meeting.

Stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, please complete and sign the enclosed proxy card and return it promptly. If you choose, you may still vote in person at the Meeting even though you previously submitted a proxy card.


               BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
               CHANCELLOR  CORPORATION




               Peter  J.  Mullen
               Clerk



Boston,  Massachusetts
May  7,  1999

                             CHANCELLOR CORPORATION
                                210 South Street
                           Boston, Massachusetts 02111
                                 (617) 368-2700
                              ____________________

                                 PROXY STATEMENT
                              ____________________


                         ANNUAL MEETING OF STOCKHOLDERS

                            to be held June 25, 1999

                                  INTRODUCTION

The  Annual  Meeting  of  Stockholders

     This Proxy Statement is being furnished to holders of shares of Common Stock, $.01 par value (the "Common Stock") and Series AA Convertible Preferred
Stock,  $.01  par  value  (the  "Series  AA  Preferred  Stock")  of  Chancellor
Corporation, a Massachusetts corporation ("Chancellor" or the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, on June 25, 1999 at 2:00 p.m., and at any adjournment or adjournments thereof.

Matters  to  be  Considered  at  the  Meeting

     At the Meeting, Stockholders will be acting upon the following matters: (i) to elect three (3) directors to hold office until their successors shall be elected and shall have qualified; (ii) to approve an amendment to the Company's By-Laws to make certain changes to improve the efficiency of the operation of the Company by the Board of Directors and to afford the Board greater latitude and flexibility in the management of the Company; (iii) to approve an amendment to the Company's 1997 Stock Option Plan increasing the number of share reserved under the Plan from 4,000,000 to 7,500,000; and (iv) to ratify the selection by the Board of Directors of Metcalf, Rice, Fricke and Davis as the Company's independent public accountants for the 1999 fiscal year. See "ELECTION OF DIRECTORS", "AMENDMENT OF BY-LAWS", "AMENDMENT TO THE 1997 STOCK OPTION PLAN", and "RATIFICATION OF AUDITORS".

Recommendations  of  the  Board  of  Directors

     The Board unanimously recommends adoption of all the matters to be submitted to the stockholders at the Meeting.

Beneficial  Ownership  of  Securities  and  Voting  Rights

     As of the close of business on April 23, 1999, the record date for the Meeting, there were outstanding 43,365,536 shares of Common Stock and 5,000,000 shares of Series AA Preferred Stock (the Common Stock and the Series AA Preferred Stock are collectively referred to herein as the "Stock").

Holders of the Common Stock and Series AA Preferred Stock are entitled to one vote for each share of Common Stock or Series AA Preferred Stock held of record at the close of business on the record date. For more information about the Company's outstanding stock, see "OTHER INFORMATION -- Principal Stockholders."

Proxies;  Votes  Required

     A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications, in favor of the election of the nominees for directors listed herein, in favor of the proposal to amend to the Company's By-Laws, in favor of the proposal to amend the Company's Articles of Organization, in favor of the proposal to amend the Company's 1997 Stock Option Plan, and with respect to any other business which may properly come before the Meeting, in the discretion of the named proxies.

     If, in a proxy submitted on a stockholder's behalf by a person acting solely in a representative capacity, the proxy is marked clearly to indicate that the shares represented thereby are not being voted with respect to one or more proposals, then that proxy will not be counted as present at the Meeting with respect to such proposals. Proxies submitted with abstentions as to one or more proposals will be counted as present for purposes of establishing a quorum for such proposals. Any proxy may be revoked at any time prior to the voting thereof by delivering to the Clerk of the Company a written revocation of a duly executed proxy bearing a later date or by voting in person at the Meeting. The expected date of the first mailing of this proxy statement and the enclosed proxy is May 21, 1999.

     The affirmative vote of a plurality of the shares of the Company's Stock present at the Meeting, in person or by proxy, is required for the reelection of the members of the Board. The affirmative vote of the holders of a majority of the shares of the Company's Stock issued and outstanding is required for the amendment of the Company's by-laws, the approval of the amendment to the 1997 Stock Option Plan, and the ratification of auditors.

     Shares of the Company's Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal. With respect to the required vote on any particular matter, abstentions will be treated as votes cast or shares present and represented, while votes withheld by nominee recordholders who did not receive specific instructions from the beneficial owners of such shares will not be treated as votes cast or as shares present or represented.

                                TABLE OF CONTENTS

     Page  No.
     ---------

Introduction                                        1
Table  of  Contents                                 2
Election  of  Directors                             3
Executive  Compensation                             6
Amendment  of  By-Laws                              9
Amendment  to  the  1997  Stock  Option  Plan      10
Ratification  of  Auditors                         13
Other  Information                                 13

                              ELECTION OF DIRECTORS
                                   PROPOSAL 1

Introduction

     Pursuant to Section 50A of Chapter 156B of the Massachusetts General Laws, the Board is currently divided into three (3) classes having staggered terms of three (3) years each. Under Section 50A, the Board may determine the total number of directors and the number of directors to be elected at any annual meeting or special meeting in lieu thereof. The Board has fixed at two (2) the number of Class II directors to be elected at the 1999 Annual Meeting and has fixed at one (1) the number of Class III directors to be elected at the 1999 Annual Meeting. At the Meeting, the stockholders will be asked to elect M. Rea Brookings and Rudolph Peselman as Class II directors to serve in such capacity until the 2002 Annual Meeting and until their successors are duly elected and qualified. Also at the Meeting, the stockholders will be asked to elect Franklyn E. Churchill as a Class III director to serve in such capacity until the 2001 Annual Meeting and until his successor is duly elected and qualified.

     It is the intention of the persons named in the enclosed proxy to vote to elect the three nominees named above, one of whom is an incumbent director, and each of whom has consented to serve if elected. If some unexpected occurrence should make necessary, in the direction of the Board of Directors, the substitution of some other person for any of the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board of Directors.

Nominees,  Directors,  Executive  Officers  and  Advisors

     The directors, executive officers and advisors of the Company are as follows:

Name          Age     Position(s)  Held
----          ---     -----------------

Brian  M.  Adley         36   Chairman,  Chief  Executive  Officer
M.  Rea  Brookings*      54   President,  Tomahawk
Rudolph  Peselman**      53   Director
Franklyn  E.  Churchill* 60   President, Chief Operating Officer
David  F.  Herring       54   Executive  Vice President, Tomahawk
Craig  Jackson           39   Vice  President  of  Remarketing
David  C.  Volpe         44   Financial  and  Business  Development Consultant
Jonathan  Ezrin          44   Principal  Accounting  Officer
Colleen  M.  Durand      37   Controller

*  Nominee  for  election  as  a  director
**  Nominee  for  re-election  as  a  director

     There are no family relationships between any directors, executive officer, advisor or person nominated or chosen to become a director or executive officer.

Business  Experience  of  Directors,  Executive  Officers  and  Consultants

               NOMINEES TO SERVE AS DIRECTORS FOR A TERM EXPIRING
                 AT THE 2002 ANNUAL MEETING (CLASS II DIRECTORS)

     Ms. Brookings has served as President of Tomahawk Truck and Trailer Sales, a wholly owned subsidiary of the Company, since its inception in 1991. Prior to co-founding Tomahawk, Ms. Brookings held a number of executive and operational positions owning, managing, and operating a number of retail establishments from 1984 through 1990. Ms. Brookings is the architect of Tomahawk's extensive customer service/telemarketing concept. Under Ms. Brookings' leadership, gross revenues grew from approximately $500,000 in 1991 to approximately $40,000,000 in 1998. The Company's retail business grew from 59 units sold in 1991 to over 2,200 units sold in 1998. Ms. Brookings is a public speaker on family issues and holds a Bachelor's degree from the University of Arkansas, along with work at the Masters level in English Literature and Communications.

     Mr. Peselman was elected a director in December 1996. He has extensive experience in international trade and business development, specifically in the Russian Federation and Commonwealth of Independent States. He has been President and Director of Kent International, Ltd., an international business development and consulting company since 1989. Mr. Peselman was Vice President of Eric Management, a real estate development and management company, from 1976 to 1989 and had served as a director of Engineering Firm, a firm which managed technical reconstruction of a furniture manufacturing facility in the Ukraine, from 1970 to 1988.

               NOMINEE TO SERVE AS A DIRECTOR FOR A TERM EXPIRING
                AT THE 2001 ANNUAL MEETING (CLASS III DIRECTORS)

     Mr. Churchill has served as President and Chief Operating Officer of the Company since July 1998. If Mr. Churchill is elected as a member of the Board of Directors, Mr. Churchill will be the sole Class III Director. Prior to joining the Company, Mr. Churchill served as Vice President of Acquisitions for Associates First Capital Corporation, the second largest specialty finance company in the country and a former subsidiary of Ford Motor Corporation. Mr. Churchill has also served as Executive Vice President for Gelco/GE Fleet Management. During his 12 years at Gelco, Mr. Churchill managed the fleet leasing operations that grew from approximately 90,000 units under lease or management, to over 600,000 units under lease or management. Additionally, Mr. Churchill oversaw the origination of approximately 80,000 units under lease or management per year, and the remarketing of approximately 80,000 units per year. Mr. Churchill has also served in various executive and managerial capacities with Ford Motor Credit Corporation (FMCC), where he was responsible for opening several FMCC offices in the New England and New York areas. Mr. Churchill later headed up FMCC's northeastern operations, which at the time was one of Ford's largest regional operation with respect to lease, wholesale, commercial and retail loans outstanding. Mr. Churchill holds a degree in business from Hofstra University and a degree in law from LaSalle University.

                     DIRECTOR SERVING A TERM EXPIRING AT THE
                     2000 ANNUAL MEETING (CLASS I DIRECTORS)

     Mr. Adley was elected a director in July 1995 and is the sole Class I Director. As part of the restructuring that occurred in late December 1996, Mr. Adley became the Chairman of the Board and Chief Executive Officer of the Company. Mr. Adley has been Chairman and Chief Executive Officer of Vestex Capital Corporation, a private investment firm and a large shareholder of the Company. Mr. Adley has also served in a number of senior management capacities for several public and private companies. From 1985 to 1989, Mr. Adley was a Senior Consultant at Price Waterhouse. Mr. Adley has several undergraduate degrees in accountancy and management, a Masters of Business Administration and a Juris Doctorate.

Executive  Officers  and  Consultants

     Mr. Herring has served as Executive Vice President and Chief Financial Officer of Tomahawk Truck and Trailer Sales since its inception in 1991. Prior to co-founding Tomahawk, Mr. Herring was a Manager at Gelco/GE Fleet Management from 1985 through 1991. From 1980 through 1985, Mr. Herring was the Treasurer of Trucks, Inc., which specialized in bankruptcies and liquidations in the motor carrier industry. From 1974 through 1985, Mr. Herring was engaged in the public accounting field as a Partner of Swearingen and Herring Co., CPA. Mr. Herring holds a degree in Accounting and Mathematics from Northwest Missouri University and is a member of the American Institute of Certified Public Accountants.

     Mr. Jackson has been employed by the Company since April 1984. He currently holds the position of Vice President of Remarketing and is responsible for the sale and re-lease of all leased equipment held in the Company's portfolio and in the trusts under management. Prior to his current position, he held the title of Vice President of Operations with responsibility for purchasing and servicing all newly leased equipment. Prior to his employment with the Company, Mr. Jackson held various positions with The Hertz Corporation, the last being fuel buyer in Hertz's New York corporate headquarters. Mr. Jackson received a BS in management and industrial relations from Wilkes College in Wilkes Barre, Pennsylvania in 1980.

     Mr. Volpe has been engaged as a financial and business development consultant to the Company since March 1997. He is the Managing Director of Vineyard Capital Ventures, a consulting firm providing financial and business advisory services to private and public companies in the medical, telecommunications, high technology and financial services industries. Prior to founding Vineyard Capital Ventures, Mr. Volpe was the Vice President of Finance and Chief Financial Officer for FaxNet Corporation from May 1996 through March 1997 and Cynosure, Inc. from September 1993 through May 1996. Mr. Volpe was the Director of Finance for a publicly held environmental systems manufacturer from July 1991 through September 1993. Additionally, Mr. Volpe was an Audit Manager with Price Waterhouse from June 1986 through July 1991. He holds undergraduate degrees from the California State University at Northridge and the California State University at Bakersfield and is a member of the American Institute of Certified Public Accountants (AICPA).

     Mr. Ezrin has been the Principal Accounting Officer of the Company since 1997. Prior to serving as Principal Accounting Officer, Mr. Ezrin held a number of financial positions with the Company, including Controller from 1997 to 1999, Assistant Controller from 1996 to 1997, Accounting Manager from 1993 to 1996, and Senior Accountant from 1992 to 1993. Prior to joining the Company, Mr. Ezrin was Controller or Assistant Controller for several privately held companies from 1980 to 1991. Mr. Ezrin holds a Bachelors of Science in Accounting from Northeastern University and a Masters of Business Administration.

     Ms. Durand has been the Controller of the Company since 1999. Prior to serving as Controller, Ms. Durand served as the Company's Assistant Controller from 1998 to 1999. Prior to joining the Company, Ms. Durand served in the capacities of Controller, Assistant Controller and Financial Manager of several privately held corporations, including Hill Holiday Connors Cosmopoulos, T.J. Clark, Rizzo Simon Cohn, and Leonard Monahan. Ms. Durand holds a Bachelors of Science in Accounting from Suffolk University.

Certain  Transactions

     The above-named directors, executive officers and consultants have indicated that neither they nor any of their respective affiliates has any relationship with the Company that is required to be disclosed pursuant to Item 404 of Regulation S-B promulgated under the Securities Exchange Act of 1934 except for the transactions referred to under "Compensation Committee Interlocks and Insider Participation".

Committees;  Attendance

     The Audit Committee of the Board was formed in 1983 and is currently composed of Messrs. Adley and Peselman. Mr. Adley is Chairman of the Audit Committee. The functions of the Audit Committee include recommending to the Board the appointment of the independent auditors, reviewing the independence of the auditors, meeting with the auditors to review the scope and result of the annual audit, reviewing the Company's accounting procedures, internal controls, and proposed changes in financial and accounting standards and principles, and reviewing the scope of other services provided by the auditors.

     Messrs. Adley and Peselman are the current members of the Company's Resource and Compensation Committee. Mr. Peselman is Chairman of the Resource and Compensation Committee. The Resource and Compensation Committee was formed in 1983. Its function includes reviewing the total compensation paid to the Company's directors and officers and the granting of stock options. Since March 24, 1992, a special Option Compensation Committee has administered stock option plans in connection with the granting of stock options to persons who are executive officers. Messrs. Adley and Peselman currently compose the Option Compensation Committee.

The Mergers and Acquisitions Committee was formed in February 1996 and is currently composed of Messrs. Adley and Peselman. Mr. Adley is Chairman of this committee.

     Attendance. During the year ended December 31, 1998, the Board held 12 meetings, the Audit Committee had 5 meetings, the Compensation Committee held 5 meetings and the Mergers and Acquisitions Committee held 6 meetings. Each director attended more than 75% of the meetings of the Board and of the committees of which he was a member.

Directors'  Compensation

As a result of the restructuring that occurred in December 1996, Directors no longer receive any cash fees with respect to services rendered. The only compensation that directors of the Company currently receive is the grant of stock options pursuant to the Company's 1994 Directors Stock Option Plan, as amended, and reimbursement of reasonable out of pocket expenses. Under that plan, as amended, non-employee directors elected prior to December 31, 2007 may be granted options at the discretion of the Option Compensation Committee subject to the availability of an adequate number of shares of Common Stock reserved for issuance under the Plan. There are currently 1,333,000 shares of Common Stock available for grant under the Plan.

                             EXECUTIVE COMPENSATION

     The annual and long-term remuneration paid to or accrued for the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company for services rendered during the years ended December 31, 1998, 1997 and 1996 was as follows:

                              Summary  Compensation  Table

                                          Annual Compensation        All Other
                          -------------------
Name and Principal                        Salary       Bonus (1)   Compensation   Options
                          -------------------  -----------  -------------  --------
 Position                        Year     $            $           $              #
------------------------  -------------------  -----------  -------------
Brian M. Adley                  1998            1              -         -          -
 Chairman & CEO                 1997            -              -         -          -
                                1996            -              -         -          -

Franklyn E. Churchill           1998       83,718              -         -        2,500,000(8)
 President & COO (2)            1997            -              -         -          -
                                1996            -              -         -          -

John J. Powell                  1998       50,000              -       500(6)
 President (3)                  1997      153,854              -    38,400(6)(7)  1,200,000(9)
                                1996       15,000              -       500(6)

M. Rea Brookings                1998       83,333              -         -          -
 President, Tomahawk (4)        1997            -              -         -          -
                                1996            -              -         -          -

David F. Herring                1998       83,333              -         -          -
 Exec. VP, Tomahawk (5)         1997            -              -         -          -
                                1996            -              -         -          -

Craig Jackson                   1998       84,000         66,654       500(6)
 Vice President of              1997       84,000         45,439       500(6)       400,000(10)
 Remarketing                    1996       84,000         32,893       500(6)          -


________________________

(1) Unless otherwise specified, figure includes commissions paid under the Company's incentive program for sales personnel.
(2)     Employment  commenced  July  1,  1998.
(3) Employment commenced November 22, 1996. Employee resigned effective May 6, 1998.
(4)     Employment  commenced  August  1,  1998.
(5)     Employment  commenced  August  1,  1998.
(6) Includes $500 paid by the Company during the fiscal year with respect to the Company's 401(k) plan.
(7) Includes approximately $5,900 on the use of the Company's automobile and approximately $32,000 paid in living and accommodation expenses through December 1997.
(8)     Includes  a  total of 350,000, 250,000, 200,000, and 200,000 shares that
Mr. Churchill is entitled to acquire through the exercise of stock options that were granted on July 1, 1998 and vest on July 1, 1998, 1999, 2000 and 2001, respectively. Also includes a total of 1,500,000 shares that Mr. Churchill is entitled to acquire through the exercise of a stock purchase warrant by and between Mr. Churchill and Vestex Capital Corporation.
(9) All stock options held by Mr. Powell that were unvested as of May 6, 1998, the date of his resignation, were cancelled. At the time of his resignation, Mr. Powell held vested options to purchase a total of 200,000 shares that were subsequently wholly exercised in October 1998.
Includes a total of 33,333; 33,333 and 33,334 shares that Mr. Jackson is entitled to acquire through the exercise of stock options that were granted on October 1, 1997 and vest on October 1, 1999, 2000 and 2001, respectively, for which the vesting and exercise dates for these options can be accelerated upon the completion of certain predetermined performance criteria.


                        Option Grants in Last Fiscal Year

                        Number of      % of Total
                       Securities   Options Granted
                       Underlying     to Employees    Exercise or
                         Options       in Fiscal       Base Price   Expiration
Name                   Granted (1)        Year           ($/Sh)        Date
---------------------  -----------  ----------------  ------------  ----------
Franklyn E. Churchill      350,000            15.44%          0.20   10/1/2002
                           200,000             8.82%          0.35   10/1/2003
                           200,000             8.82%          0.75   10/1/2004
                           250,000            11.03%          1.00   10/1/2005

___________________

Options granted on October 1, 1997 generally vest to the employees over a five-year period. Each of the five tranches of options granted vest on October 1, 1998, 1999, 2000, 2001 and 2002, respectively.



     Aggregated  Option  Exercises  in  Last  Fiscal  year  and  FY-End  Option  Values

                                                    Number of Securities                  Value of
                                                   Underlying Unexercised         Unexercised in-the-Money
                        Shares                       Options at FY-End              Options at FY-End ($)
Name                   Acquired (#) $           Exercisable   Unexercisable      Exercisable   Unexercisable
Franklyn E. Churchill                           350,000        650,000           185,500       107,000
John J. Powell         200,000      64,000                      -              -            -
Craig Jackson                                   80,000         340,000           42,400        81,266


Compensation  Committee  Interlocks  and  Insider  Participation

     Other than Brian M. Adley, Chief Executive Officer of the Company, no person serving on the Compensation Committee at any time during fiscal year 1998 was a present or former officer or employee of the Company or any of its subsidiaries. During fiscal year 1998, no executive officer of the Company served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Company's Board of Directors or Compensation Committee.

     The Company is provided investment banking and consulting services by an affiliate of the Company's majority stockholder, Vestex Capital Corporation ("VCC"), pursuant to a consulting agreement approved by the shareholders at the 1995 Annual Meeting of the Stockholders, as amended in July 1998. VCC provides specified services including, but not limited to, general business consulting, the development and implementation of the Company's 1997 transition and turnaround strategies, development of domestic and international business opportunities and growth strategies, identification and development of strategic alliances, support of merger and acquisition activity, debt and equity raising efforts, and other financing activities.

                       AMENDMENT OF THE COMPANY'S BY-LAWS
                                   PROPOSAL 2

     The Board of Directors has resolved to recommend to the stockholders that the Company's By-Laws be amended and restated to make certain changes to improve the efficiency of the operation of the Company by the Board of Directors and to afford the Board greater latitude and flexibility in the management of the Company. The form of the amended and restated By-Laws are attached hereto as Exhibit A to this Proxy Statement (the "Amended By-Laws").

     The following is a summary of the material changes proposed to be made to the Company's By-Laws:

Calling  of  Special  Meetings

     The present By-Laws provide for a manner by which a special meeting of stockholders (which is also applicable in the event of the Clerk's death, absence, incapacity or refusal to call a meeting) may be called by (i) three directors acting in concert, or (ii) one or more of the stockholders who hold at least 10% of the capital stock entitled to vote (as if all outstanding shares of preferred stock had been converted). The proposed amendment would increase the percentage required for shareholders to call a special meeting from 10% to 40% of the capital stock entitled to vote.

Voting  and  Proxies

     As the Company's current By-Laws do not provide in detail as to how (i) voting at meetings of stockholders should be conducted, the Amended By-Laws allow for voting by voice vote unless voting by ballot is requested by any stockholder, (ii) all questions will be determined by majority vote, or, if two or more classes of stock are entitled to vote as separate classes, a majority vote of each class, except (a) where a larger vote is required by law, the Articles of Organization or By-Laws, or (b) in the case of elections of directors, which shall be by plurality vote, (iii) the Board may appoint an inspector of elections for stockholders meetings. These provisions are designed to clarify procedures to be followed at meetings of stockholders.

Election  and  Qualification  of  Directors

     The current By-Laws require that should a vacancy on the Board of Directors occur arising from resignation, removal or any increase in the number of directors, the Board may fill that vacancy, only upon the unanimous written instruction of those stockholders who are entitled to fill such vacancy. Although the rest of the members of the Board may exercise the powers of the full Board until the vacancy is filled, the Board's ability to quickly elect one or more directors to fill vacancies is highly limited, as an unanimous written instruction of the Company's stockholders is required. The Amended By-Laws would allow the Board to fill any such vacancies without such unanimous written instruction.

Implicit  Items

     The current By-Laws of the Company fail to provide for certain powers of the Board of Directors that may be deemed implicit generally. Accordingly, the Amended By-Laws provide for such powers explicitly, to avoid ambiguity and confusion in the future. These matters include (i) the power of the Board to issue and sell or otherwise dispose of such shares of the Company's authorized but unissued capital stock to such persons and at such times and for such consideration, cash, property, services, expenses, or otherwise, and upon such terms as it shall determine from time to time, (ii) the authority of the Board to fix the compensation of all officers of the Company and authorize executive officers to fix the compensation of subordinate employees, (iv) the procedure to be followed in the event of a lost or mutilated stock certificate, and (v) the fixing of a default record date and provision for the closing of the transfer books in the event that the Board does not do so.

Conflict  of  Interest

     The current By-Laws do not address the issues that may arise when a stockholder, director or officer of the Company may have an interest in a contract or other transaction involving the Company, which is a disincentive for such persons or entities to enter into agreements with the Company that may actually be very beneficial to the Company. The Amended By-Laws would prevent the automatic invalidation of such contracts or transactions when this situation arises, provided that the nature and extent of the interest was disclosed to, or known by, the entire Board before acting on such contract or transaction.

Indemnification  of  Directors  and  Officers

     While the Company's current Articles of Organization do provide for the indemnification of officers and directors of the Company, the current By-Laws do not include similar provisions. The Amended By-Laws include provisions which deal with (i) rights to indemnification, (ii) settlements, (iii) notification and defense of proceedings, (iv) expenses, and (vii) partial indemnification. The Company believes that including such indemnification provisions, in addition to the protections offered by the Company's Articles of Organization, would help in attracting and retain talented officers and directors, who typically demand indemnification and similar protections from the Company.

     The foregoing summary is not a complete description of all amendments to the Company's current By-Laws, and is qualified in its entirety by reference to the form of the proposed amended and restated By-Laws attached hereto.

Recommendation  of  the  Board  of  Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S BY-LAWS.


                     AMENDMENT TO THE 1997 STOCK OPTION PLAN
                                   PROPOSAL 3

Introduction

     On August 29, 1997, the Company's stockholders approved the 1997 Stock Option Plan (the "1997 Plan") which had been adopted, subject to stockholder approval, by the Board of Directors on March 20, 1997. Subsequently, on May 15, 1998, the Company's stockholders approved an amendment to the 1997 Plan which had been adopted, subject to stockholder approval, by the Board of Directors in April 1998. Currently, options to purchase a total of 4,000,000 shares of Common Stock may be granted under the 1997 Plan to employees of the Company (including employees who are directors), consultants who are not employees and other affiliates of the Company, who are defined as persons associated with the Company in such other capacity or relationship as may be permitted by the Board of Directors (recipients of stock options are herein known collectively as "Participants"). Throughout 1998 a total of 1,911,500 shares were granted to employees of the Company, consultants and other associated persons under the 1997 Plan.

Proposed  Amendment

     On December 17, 1998, the Board of Directors adopted an Amendment, subject to stockholder approval at the Company's June 25, 1999 Annual Meeting. The Amendment provides for increasing the number of shares of Common Stock available for grant pursuant to the 1997 Plan from 4,000,000 shares to 7,500,000 shares.

Description  of  the  1997  Plan

     The 1997 Plan covers a total of 4,000,000 shares of Common Stock (this number will increase to 7,500,000 if the Amendment is approved). Options may be awarded under the 1997 Plan to employees of the Company (including employees who are directors), consultants who are not employees and other affiliates of the Company as defined below. Not more than 4,000,000 shares (this number will increase to 7,500,000 if the Amendment is approved) may be issued to any individual pursuant to the exercise of options granted under the 1997 Plan, during the ten-year life of the 1997 Plan. The 1997 Plan provides for the grant of options intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), and options which are not Incentive Stock Options ("Non-Statutory Stock Options").

     Only employees of the Company or its subsidiaries (approximately 90 persons) may be granted Incentive Stock Options. Affiliates of the Company, defined as employees of the Company, members of the Company's Board of Directors, or persons associated with the Company in such other capacity or relationship as may be permitted by the Board of Directors, may be granted Non-Statutory Stock Options. Except as provided below, no person may be granted any option under the 1997 Plan who, at the time such option is granted, owns Common Stock of the Company possessing more than 10% of the combined voting power of all classes of stock of the Company.

     The Option Compensation Committee of the Board of Directors will administer the 1997 Plan, select the persons to whom options are granted and fix the terms of such options.

     The exercise date of an option granted under the 1997 Plan will be fixed by the Committee, but may not be later than ten years from the date of grant. Options may be granted under the 1997 Plan until March 20, 2007. Options may be exercised in such installments as are fixed by the Committee.

Options under the 1997 Plan will not be transferable by the Participant other than by will or the laws of descent and distribution, although they may be exercised during the Participant's lifetime by his/her legal representative if he/she becomes incapacitated. All options must be exercised within three months after termination of the Participant's affiliation with the Company, except that options shall remain outstanding for their entire term following termination due to death or for one year following termination due to permanent disability.

     The exercise price of Incentive Stock Options granted under the 1997 Plan must be at least equal to the fair market value of the Common Stock, as determined by the Board of Directors, on the date of grant. Non-Statutory Stock Options may be granted at exercise prices not less than 100% of the fair market value of the Common Stock on the date of the grant or not less than 110% of such fair market value in the case of options granted to an employee who at the time of grant possess more than 10% of the total combined voting power of all classes of stock of the Company. The Option Compensation Committee is authorized to determine, in its discretion, the exercise price of other options, including any options that may be regranted to employees after their original grant has lapsed unexercised.

     The 1997 Plan provides for automatic adjustment to the number of shares of Common Stock issuable upon exercise of options granted under the 1997 Plan to reflect stock dividends, stock splits, reorganizations, mergers and various other transactions occurring after the date of grant. Payment for shares purchased upon exercise of an option must be made in cash or, at the Committee's discretion, by delivery of shares of Common Stock of the Company, or by a combination of such methods.

     The Company's Board of Directors may at any time amend or revise the terms of the 1997 Plan, except that no such amendment or revision may be made without the approval of the holders of a majority of the Company's outstanding capital stock, voting together as a single class, if such amendment or revision would
(a) materially increase the number of shares which may be issued under the 1997 Plan (other than changes in capitalization), (b) increase the maximum term of options, (c) decrease the minimum option price, (d) permit the granting of options to anyone not included within the 1997 Plan's eligible categories, (e) extend the term of the 1997 Plan or (f) materially increase the benefits accruing to eligible individuals under the 1997 Plan.

     The 1997 Plan contains the following terms and conditions required in order to permit treatment of the options granted thereunder as incentive stock options: (i) all incentive stock options must be expressly designated as such at the time of grant and (ii) if any person to whom an incentive stock option is granted owns, at the time of the grant of such option, Common Stock possessing more than 10% of the combined voting power of all classes of the Company, then
(a) the purchase price per share of the Common Stock subject to such option shall not be less than 110% of the fair market value of one share of Common
Stock at the time of grant and (b) the exercise period shall not exceed five years from the date of grant.

Federal  Income  Tax  Consequences

     Incentive Stock Options. In general, a Participant will not recognize taxable income upon the grant or exercise of an Incentive Stock Option. Instead, a Participant will recognize taxable income with respect to an Incentive Stock Option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an Incentive Stock Option, however, may subject the Participant to the alternative minimum tax. Generally, the tax consequences of selling ISO Stock will vary with the length of time that the Participant has owned the ISO Stock at the time it is sold. If the Participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the Participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.
If the Participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then any gain will be treated as ordinary compensation income to the extent that it does not exceed the gain that the Participant would have realized had he sold the shares immediately upon exercise of the option and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the Participant has held the ISO Stock for more than one year prior to the date of sale.
If a Participant sells ISO Stock for less than the exercise price, then the Participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the Participant has held the ISO Stock for more than one year prior to the date of sale.
Nonqualified Stock Options. A Participant will not recognize taxable income upon the grant of a Non-Statutory Stock Options. A Participant who exercises a Non-Statutory Stock Options, generally, will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.
With respect to any NSO Stock, a Participant will have taxable income recognized upon the exercise of the option. Upon selling NSO Stock, a Participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the Participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the Participant has held the NSO Stock for more than one year prior to the date of the sale.
     Tax Consequences to the Company. The Company will be entitled to a deduction in connection with a grant of a stock option only in the event and to the extent ordinary income is recognized by the Participant. Any such deduction will be allowed to the Company for its taxable year within which ends the taxable year in which the Participant's recognition of ordinary income occurs. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

     Once income associated with such a grant is recognizable to a Participant for Federal income tax purposes, the Participant must either pay to the Company an amount sufficient to satisfy any federal, state and local taxes required to be withheld or make alternative arrangements acceptable to the Company.
     The foregoing summary is not a complete description of all tax aspects of the Plan. The foregoing relates only to Federal income taxes; there may be other Federal tax consequences associated with the Plan, as well as foreign, state and local tax consequences.

Recommendation  of  the  Board  of  Directors

     THE BOARD OF DIRECTORS BELIEVES THE ADOPTION OF THE PROPOSED AMENDMENT TO THE 1997 STOCK OPTION PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS A VOTE FOR THE PROPOSAL. THE AMENDMENT TO THE 1997 PLAN WILL NOT BECOME EFFECTIVE UNLESS IT IS APPROVED BY THE STOCKHOLDERS AT THE MEETING.


                            RATIFICATION OF AUDITORS
                                   PROPOSAL 4

Introduction

     The Board has appointed Metcalf, Rice, Fricke and Davis, certified public accountants, as auditors to examine the financial statement of the Company for fiscal 1999 and to perform other appropriate accounting services and is requesting ratification of such appointment by the stockholders. Metcalf, Rice, Fricke and Davis has served as the Company's auditors since February 1999.

     In the event that the stockholders do not ratify the appointment of Metcalf, Rice, Fricke and Davis, the adverse vote will be considered as a direction to the Board to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of the current fiscal year, it is contemplated that the appointment for fiscal 1999 will be permitted to stand unless the Board finds other reasons for making a change.

     It is understood that even if the selection of Metcalf, Rice, Fricke and Davis is ratified, the Board, in its sole discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.

                                OTHER INFORMATION

                               PROXY SOLICITATION

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone.

                                 OTHER BUSINESS

     The Board knows of no other matter to be presented at the meeting. If any additional matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

                             PRINCIPAL STOCKHOLDERS

     As of the close of business on April 23, 1999, the record date for the meeting, there were 43,365,536 shares of Common Stock and 5,000,000 shares of Series AA Preferred Stock outstanding. Holders of the Common Stock and Series AA Preferred Stock of the Company are entitled to one vote for each share of Common Stock and Series AA Preferred Stock, respectively, held of record at the close of business on the record date.

The number of shares of Common Stock beneficially owned by the persons or entities known by management to be the beneficial owners of more than 5% of the outstanding shares, the number of shares beneficially owned by each director, each nominee for election or re-election as a director and each executive officer, the number of shares beneficially owned by all directors and officers as a group, as of the record date, as "beneficial ownership" has been defined under rules promulgated by the Securities and Exchange Commission, and the actual sole or shared voting power of such persons, as of the record date, are set forth in the following table.

Securities and Exchange Commission Rule 13d-3 defines "beneficial ownership" as voting or investment decision power over shares. Beneficial ownership does not necessarily mean that the holder enjoys any economic benefit from those shares.


Name and                        Common Stock             Percentage
Address of                      Beneficially             of Shares      Voting Power (1)
Beneficial Owner                   Owned                 Outstanding    Shares                Percentage
------------------------------  ------------  ---------------  ----------------  -----------
Vestex Capital Corporation (2)    26,068,906       (3)(4)(5) 44.7%      16,068,906    (3)(5)  33.2%
Brian M. Adley (2)                31,193,906 (3)(4)(5)(6)(7) 53.4%      21,118,906 (3)(5)(6)  43.7%
Franklyn E. Churchill (10)           350,000             (8)  *                  0              *
M. Rea Brookings (11)              2,070,000                 4.3%        2,070,000             4.3%
David F. Herring (11)              2,070,000                 4.3%        2,070,000             4.3%
Craig Jackson (12)                   107,000             (9)  *             27,000              *
Rudolph Peselman (13)                125,000             (7)  *                  0              *

Directors, Officers and
 Executives as a
 Group (6 Persons)                35,915,906         (3)(14) 60.9%      25,285,906       (3)  52.3%

___________________

*  Less  than  one  percent  (1.0%)

(1) Number of votes of which each person is entitled to cast expressed as a number and as a percentage of all votes which all stockholders are entitled to cast at the Meeting; assumes no exercise of stock options.
(2) This stockholder's address is 405 Waltham Street, Suite 314, Lexington, MA 02173.
(3) Assumes conversion of 500,000 shares of outstanding Series AA Preferred into a like number of shares of Common Stock.
(4) Includes a Warrant to purchase a total of 10,000,000 shares of Common Stock held by Vestex Capital Corporation.
(5) Includes approximately 4,150,000 shares that have been reserved under Warrant Agreements for certain key employees.
(6) Includes all shares owned by Vestex Capital Corporation reported above. Mr. Adley has sole or shared voting power as to all such shares, but does not necessarily enjoy any economic benefit from these shares.
(7) Includes 75,000 and 125,000 shares which Mr. Adley and Mr. Peselman, respectively, are entitled to acquire through the exercise of outstanding stock options prior to December 1998.
(8) Mr. Churchill is deemed to own 350,000 of these shares by virtue of options to purchase these shares which are currently exercisable or exercisable within 60 days from the date of this table. Mr. Churchill has a total of 1,000,000 shares that he is entitled to acquire through the exercise of incentive stock options from the Company. Also, this figure does not include a total of 1,500,000 shares that Mr. Churchill is entitled to acquire through the exercise of a stock purchase warrant by and between Mr. Churchill and Vestex Capital Corporation.
(9) Mr. Jackson is deemed to own 80,000 of these shares by virtue of stock options which are currently exercisable or exercisable within 60 days from the date of this table.
(10) Mr. Churchill maintains a business address at 210 South Street, Boston, MA 02111.
(11) Ms. Brookings and Mr. Herring maintain a business address at 4382 S. Moreland Avenue, Conley, GA 30288
(12) Mr. Jackson maintains a business address at 700 Division Street, Elizabeth, NJ 07201.
(13) Mr. Peselman maintains a business address at 255 Washington Street, Suite 150, Newton, MA 02158.
Includes 630,000 shares beneficially owned by all current directors and executive officers as a group based on stock options which are exercisable or exercisable within 60 days of this table.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company is aware that the following individuals have not filed Form 3, 4 or 5, as may be required: Vestex Capital Corporation, Brian M. Adley, M. Rea Brookings, Rudolph Peselman and Franklyn E. Churchill. The Company believes that it is the intent of these individuals to file all appropriate forms by June 11, 1999.


                         INFORMATION CONCERNING AUDITORS

     Based upon the recommendation of its Audit Committee, the Board of Directors has selected the firm of Metcalf Rice Fricke & Davis as the independent auditors of the Company for the fiscal year ending December 31, 1999. Metcalf Rice Fricke & Davis has acted in such capacity for the Company since February 1999. The Company does not anticipate having a representative of Metcalf Rice Fricke & Davis present at the Meeting.


                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholders may present proposals for inclusion in the 2000 Proxy Statement provided that such proposals are received by the Clerk of the Company no later than January 28, 2000 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

                             ADDITIONAL INFORMATION

     Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998. The Annual Report on Form 10-KSB constitutes the Company's Annual Report to its Stockholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934.

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information are available for inspection and copying at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549 at the following regional offices of the Commission:
500 West Madison, 14th Floor, Chicago, Illinois 60661-2511 and 7 World Trade Center, New York, New York 10048. Copies of such material may be obtained upon payment of the Commission's customary charges by writing to the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.

     Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Peter J. Mullen of the Company at (617) 368-2700.

                                    Exhibit A
                                    ---------

                             CHANCELLOR CORPORATION
                             ----------------------

                                     BY-LAWS
                                     -------

                              Article    - General.
      Offices.
--------------
     The principal office of the corporation shall be in Boston, Massachusetts. The corporation may also have offices at such other place or places within or without Massachusetts as the Board of Directors may from time to time determine or the business of the corporation may require.

      Seal.
-----------
     The seal of the corporation, if any, shall be in the form of a circle inscribed with the name of the corporation, the year of its incorporation and the word "Massachusetts". When authorized by the Board of Directors and to the extent not prohibited by law, a facsimile of the corporate seal may be affixed or reproduced.

      Fiscal  Year.
-------------------
     The  fiscal  year  of  the  corporation  shall  be the twelve months ending
December  31  of  each  year.

                           Article     - Stockholders.

      Place  of  Meeting.
-------------------------
     Meetings of stockholders shall be held at the principal office of the corporation or, to the extent permitted by the Articles of Organization, at such other place within the United States as the Board of Directors may from time to time designate.
      Annual  Meetings.
-----------------------
     The annual meeting of stockholders shall be held within six months after the end of the fiscal year of the corporation, on such date and at such time as the Board of Directors may determine, for the purpose of electing a Board of Directors and transacting such other business as may properly be brought before such meeting. At the annual meeting any business may be transacted whether or not the notice of such meeting shall have contained a reference thereto, except where such a reference is required by law, the Articles of Organization or these By-laws. If the annual meeting is not held on the date determined in accordance with this Section, a special meeting in lieu of the annual meeting may be held with all the force and effect of an annual meeting.

      Special  Meetings.
------------------------
     Special meetings of stockholders may be called by the President or by the Board of Directors, and shall be called by the Clerk or, in case of death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application of one or more stockholders who hold at least forty per cent (40%) interest of the capital stock entitled to vote at the meeting. At any special meeting only business to which a reference shall have been contained in the notice of such meeting may be transacted.
      Notice  of  Meetings.
---------------------------
     Written or printed notice of each meeting of stockholders, stating the place, date and hour and the purposes of the meeting shall be given by the Clerk or other officer calling the meeting at least seven days, but not more than sixty days, before the meeting to each stockholder entitled to vote at the meeting or entitled to such notice by leaving such notice with him at his residence or usual place of business or by mailing it, postage prepaid, and addressed to the stockholder at his address as it appears in the records of the corporation. No notice need be given to any stockholder if he, or his authorized attorney, waives such notice by a writing executed before or after the meeting and filed with the records of the meeting or by his presence, in person or by proxy, at the meeting. Any person authorized to give notice of any such meeting may make affidavit of such notice, which, as to the facts therein stated, shall be conclusive. It shall be the duty of every stockholder to furnish to the Clerk of the corporation or to the transfer agent, if any, of the class of stock owned by him, his current post office address.

      Quorum.
-------------
     At all meetings of stockholders the holders of a majority in interest of all capital stock entitled to vote at such meeting or, if two or more classes of stock are issued, outstanding and entitled to vote as separate classes, a majority in interest of each class, present in person or represented by proxy, shall constitute a quorum. The announcement of a quorum by the officer presiding at the meeting shall constitute a conclusive determination that a quorum is present. The absence of such an announcement shall have no significance. Shares of its own stock held by the corporation or held for its use and benefit shall not be counted in determining the total number of shares outstanding at any particular time. If a quorum is not present or represented, the stockholders present or represented and entitled to vote at such meeting, by a majority vote, may adjourn the meeting from time to time, without notice other than announcement at the meeting until a quorum is present or represented. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted if the meeting had been held as originally called. The stockholders present at a duly organized meeting may continue to transact business until adjournment notwithstanding the withdrawal of one or more stockholders so as to leave less than a quorum.

      Voting.
-------------
     Except as otherwise provided by law or the Articles of Organization, at all meetings of stockholders each stockholder shall have one vote for each share of stock entitled to vote and registered in his name and a proportionate vote for a fractional share. Any stockholder may vote in person or by proxy dated not more than six months prior to the meeting and filed with the Clerk of the meeting. Every proxy shall be in writing, subscribed by a stockholder or his authorized attorney-in-fact, and dated. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them. No proxy shall be valid after the final adjournment of the meeting. Voting on all matters, including the election of directors, shall be by voice vote unless voting by ballot is requested by any stockholder. At all meetings of stockholders, any matter put to a vote of stockholders shall be determined by a vote of a majority of the shares voting on such matter, or, if two or more classes of stock are entitled to vote as separate classes on such matter, a vote of a majority of the shares voting of each class, present in person or represented by proxy, except (i) where a larger vote is required by law, the Articles of Organization or these By-Laws, or (ii) in the case of elections of directors by stockholders, which shall be decided by a vote of a plurality of shares so voting. The corporation shall not, directly or indirectly, vote shares of its own stock.

      Inspectors  of  Election.
-------------------------------
     One or more inspectors may be appointed by the Board of Directors before or at each meeting of stockholders, or, if no such appointment shall have been made, the presiding officer may make such appointment at the meeting. At the meeting for which they are appointed, such inspectors shall open and close the polls, receive and take charge of the proxies and ballots, and decide all questions touching on the qualifications of voters, the validity of proxies and the acceptance and rejection of votes. If any inspector previously appointed shall fail to attend or refuse or be unable to serve, the presiding officer shall appoint an inspector in his place.

      Action  Without  Meeting.
-------------------------------
     Any action which may be taken by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of stockholders. Such consents shall be treated for all purposes as a vote at a meeting.

                            Article      - Directors.

      Powers.
-------------
     Except as otherwise provided by law, the Articles of Organization or these By-laws, the business of the corporation shall be managed by a Board of Directors who may exercise all the powers of the corporation.

      Number,  Election  and  Term  of  Office.
-----------------------------------------------
     The Board of Directors shall consist of not less than three directors nor more than thirteen directors. Within the limits specified, the number of directors shall be determined (i) by a vote of the stockholders at the annual meeting, or (ii) by a vote of the stockholders at a special meeting called for the purpose by the Board of Directors, or (iii) by vote of the Board of Directors. Except for the initial directors and except as provided in 3.14, the directors shall be elected at the annual meeting of the stockholders or at a special meeting. All directors shall hold office until the following annual meeting or special meeting in lieu of the annual meeting and until their successors are chosen and qualified.

      Place  of  Meetings.
--------------------------
     Meetings of the Board of Directors may be held at any place within or without the Commonwealth of Massachusetts.

      Annual  Meetings.
-----------------------
     A meeting of the Board of Directors for the election of officers and the transaction of general business shall be held each year beginning in 1999, at the place of and immediately after the final adjournment of the annual meeting of stockholders or the special meeting in lieu of the annual meeting. No notice of such annual meeting need be given.

      Regular  Meetings.
------------------------
     Regular meetings of the Board of Directors may be held, without notice, at such time and place as the Board of Directors may determine. Any director not present at the time of the determination shall be advised, in writing, of any such determination.

      Special  Meetings.
------------------------
     Special meetings of the Board of Directors, including meetings in lieu of the annual or regular meetings, may be held upon notice at any time upon the call of the President and shall be called by the President or the Clerk or, in case of the death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application, signed by any two directors, stating the purpose of the meeting.

      Notice  of  Meetings.
---------------------------
     Wherever notice of any meetings of the Board of Directors is required by these By-laws or by vote of the Board of Directors, such notice shall state the place, date and hour of the meeting and shall be given to each director by the President, Clerk or other officer calling the meeting at least two days prior to such meeting if given in person by telephone or by telecopier or at least four days prior to such meeting if given by mail. Notice shall be deemed to have been duly given, if by mail, by depositing the notice in the post office as a first class letter, postage prepaid, or, if by telecopier, by completing the telecopier transmission and receiving an answer-back, the letter or telecopy being addressed to the director at his last known mailing address or telecopy number as it appears on the books of the corporation. No notice need be given to any director who waives such notice by a writing executed before or after the meeting and filed with the records of the meeting or by his attendance at the meeting without protesting at or before the commencement of the meeting the lack of notice to him. No notice of adjourned meetings of the Board of Directors need be given.

      Quorum.
-------------
     At all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum. If a quorum is not present, those present may adjourn the meeting from time to time until a quorum is obtained. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted if the meeting had been held as originally called.

      Voting.
-------------
     At any meeting of the Board of Directors, the vote of a majority of those present shall decide any matter except as otherwise provided by law, the Articles of Organization or these By-laws.

       Action  Without  Meeting.
--------------------------------
     Any action which may be taken at any meeting of the Board of Directors may be taken without a meeting if all the directors consent to the action in writing and the written consents are filed with the records of the meetings of the Board of Directors. Such consents shall be treated for all purposes as a vote at a meeting.

       Meetings  by  Telephone  Conference  Calls.
--------------------------------------------------
     Directors or members of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

       Resignations.
--------------------
     Any director may resign by giving written notice to the President or Clerk. Such resignation shall take effect at the time or upon the event specified therein, or, if none is specified, upon receipt. Unless otherwise specified in the resignation, its acceptance shall not be necessary to make it effective.

       Removal.
---------------
     A director may be removed from office with or without cause by vote of the holders of a majority in interest of the stock entitled to vote in the election of such director and may be removed from office with cause by vote of a majority of the directors then in office. A director may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing to remove him.

       Vacancies.
-----------------
     In the event of a vacancy in the Board of Directors, by reason of an enlargement of the Board of Directors or otherwise, the remaining directors, by majority vote, may elect a director to fill such vacancy and may exercise the powers of the full Board of Directors until the vacancy is filled, provided
                                                                        --------
however, that if the vacancy in the Board of Directors is that of a director elected by a particular class of preferred stockholders, such preferred stockholders shall have the right to fill the vacancy. Vacancies in the Board of Directors may be filled only by election of a Director to fill such vacancy in accordance with this Section 3.14.

       Compensation  of  Directors.
-----------------------------------
     Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

       Committees.
------------------
     The Board of Directors may, by vote of a majority of the directors then in office, appoint from their number one or more committees and delegate to such committees some or all of their powers to the extent permitted by law, the Articles of Organization or these By-laws. Except as the Board of Directors may otherwise determine, any such committee shall be governed in the conduct of its business by the rules governing the conduct of the business of the Board of Directors contained in these By-laws and may, by majority vote of the entire committee, make other rules for the conduct of its business. The Board of Directors shall have power at any time to fill vacancies in any such committees, to change its membership or to discharge the committee.

       Issuance  of  Stock.
---------------------------
     The Board of Directors shall have power to issue and sell or otherwise dispose of such shares of the corporation's authorized but unissued capital stock to such persons and at such times and for such lawful consideration, including cash, property, services, a debt, note or expenses (except that, in the case of such stock having a par value, lawful consideration other than a debt or note of the purchaser must be received to the extent of such par value), and upon such terms as it shall determine from time to time.

                             Article     - Officers.

      Officers.
---------------
     The officers of the corporation shall consist of a President, a Treasurer, a Clerk, and such other officers with such other titles as the Board of Directors may determine, including but not limited to a Chairman of the Board of Directors, a Secretary, one or more Vice Presidents, Assistant Treasurers and Assistant Clerks, and Assistant Secretaries. Any officer may be required to give a bond for the faithful performance of his duties in such form and with such sureties as the Board of Directors may determine. Any number of offices may be held by the same person.

      Election  and  Term  of  Office.
--------------------------------------
     Except for the initial officers and except as provided in 4.10, the President, Treasurer and Clerk shall be elected by the Board of Directors at its annual meeting or at the special meeting held in lieu of the annual meeting and shall hold office until the following annual meeting of the Board of Directors or the special meeting in lieu of said annual meeting and until their successors are chosen and qualified. Other officers may be chosen by the Board of Directors at the annual meeting or any other meeting and shall hold office for such period as the Board of Directors may prescribe.

      President.
----------------
     Unless the Board of Directors otherwise determines, the President shall be the chief executive officer of the corporation. He shall have the general control and management of the corporation's business and affairs. He need not be a director. Unless there is a Chairman of the Board, the President shall preside at all meetings of the Board of Directors and of the stockholders.

      Vice  Presidents.
-----------------------
     The Vice President, or if there be more than one, the Vice Presidents, shall perform such of the duties of the President on behalf of the corporation as may be respectively assigned to him or them from time to time by the Board of Directors or the President. The Board of Directors may designate a Vice
President as the Executive Vice President, and in the absence or inability of the President to act, such Executive Vice President shall have and possess all of the powers and discharge all of the duties of the President, subject to the control of the Board of Directors.

      Treasurer  and  Assistant  Treasurer.
-------------------------------------------
     The Treasurer shall be the principal financial officer of the corporation. He shall have custody and control over all funds and securities of the corporation, maintain full and adequate accounts of all moneys received and paid by him on account of the corporation and, subject to the control of the Board of Directors, discharge all duties incident to the office of Treasurer. Any Assistant Treasurer shall perform such of the duties of the Treasurer and such other duties as the Board of Directors, the President or the Treasurer may designate. The Treasurer shall have authority, in connection with the normal business of the corporation, to sign contracts, bids, bonds, powers of attorney and other documents when required.

      Clerk  and  Assistant  Clerk.
-----------------------------------
     The Clerk shall be the principal recording officer of the corporation. He shall record all proceedings of the stockholders and discharge all duties incident to the office of Clerk. Unless a Secretary is appointed by the Board of Directors to perform such duties, the Clerk shall record all proceedings of the Board of Directors and of any committees appointed by the Board of Directors. Any Assistant Clerk shall perform such of the duties of the Clerk and such other duties as the Board of Directors, the President or the Clerk may designate. In the absence of the Clerk or any Assistant Clerk from any meeting of stockholders, the Board of Directors or any committee appointed by the Board of Directors, a Temporary Clerk designated by the person presiding at the meeting shall perform the duties of the Clerk. The Clerk shall be a resident of the Commonwealth of Massachusetts unless a resident agent has been appointed by the corporation pursuant to law to accept service of process.

      Secretary  and  Assistant  Secretary.
-------------------------------------------
     If appointed by the Board of Directors, the Secretary shall record all proceedings of the Board of Directors and discharge all duties incident to the office of Secretary. Any Assistant Secretary shall perform such of the duties of the Secretary and such other duties as the Board of Directors, President or Secretary may designate. The Board of Directors and any committee appointed by the Board of Directors may appoint a Secretary and one or more Assistant Secretaries to perform the functions of the Secretary and Assistant Secretary for such committee.

      Resignation.
------------------
     Any officer may resign by giving written notice to the President or Clerk. Such resignation shall take effect at the time or upon the event specified therein, or, if none is specified, upon receipt. Unless otherwise specified in the resignation, its acceptance shall not be necessary to make it effective.

      Removal.
--------------
     An officer may be removed from office with cause, after reasonable notice and opportunity to be heard, or without cause, in either case, by vote of a majority of the directors then in office.

       Vacancies.
-----------------
     The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Clerk.

       Subordinate  Officers.
-----------------------------
     The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe their powers and duties. The term "subordinate officers" shall in no event include the President, Treasurer and Clerk.

       Compensation.
--------------------
     The Board of Directors may fix the compensation of all officers of the corporation and may authorize any officer upon whom the power of appointing subordinate officers may have been conferred to fix the compensation of such subordinate officers.

                               Article    - Stock.

      Stock  Certificates.
--------------------------
     Each stockholder shall be entitled to a certificate or certificates of stock of the corporation in such form as the Board of Directors may from time to time prescribe. Each certificate shall be duly numbered and entered in the books of the corporation as it is issued, shall state the holder's name and the number and the class and the designation of the series, if any, of his shares, shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer and may, but need not, be sealed with the seal of the corporation. If any stock certificate is signed by a transfer agent, or by a registrar, other than a director, officer or employee of the corporation, the signatures thereon of the officers may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed on any certificate shall have ceased to be such officer before such certificate is issued, it may nevertheless be issued by the corporation and delivered with the same effect as if he were such officer at the time of its issue. Every certificate of stock which is subject to any restriction on transfer pursuant to the Articles of Organization, the By-laws or any agreement to which the corporation is a party, shall have the restrictions noted conspicuously on the certificate and shall also set forth on the face or back of the certificate either (i) the full text of the restriction, or (ii) a statement of the existence of such restriction and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge. Every certificate issued at a time when the corporation is authorized to issue more than one class or series of stock shall set forth upon the face or back of the certificate either (i) the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series, if any, authorized to be issued, as set forth in the Articles of Organization or (ii) a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

      Transfer  of  Stock.
--------------------------
     Subject to any transfer restrictions then in force, the shares of stock of the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives. Such transfer shall be effected by delivery of the old certificate, together with a duly executed assignment and power to transfer endorsed thereon or attached thereto and with such proof of the authenticity of the signature and such proof of authority to make the transfer as the corporation or its agents may reasonably require, to the person in charge of the stock and transfer books and ledgers or to such other person as the Board of Directors may designate, who shall thereupon cancel the old certificate and issue a new certificate. The corporation may treat the holder of record of any share or shares of stock as the owner of such stock, and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have notice thereof, express or otherwise.

      Fixing  Date  for  Determination  of  Stockholders'  Rights.
------------------------------------------------------------------
     The Board of Directors may fix in advance a time, not exceeding sixty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend or the making of any distribution to stockholders, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or the last date on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders entitled to notice of, and to vote at, such meeting and any adjournment thereof, to receive such dividend or distribution, to receive such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to express such consent or dissent. In such case only stockholders of record on the date so fixed shall have such right, notwithstanding any transfer of stock on the books of the corporation after the record date. In lieu of fixing such record date, the Board of Directors may close the stock transfer books for all or any part of such period. In any case in which the Board of Directors does not fix a record date or provide for the closing of the transfer books, the record date shall be the thirtieth day next preceding the date of such meeting, the dividend payment or distribution date, the date for allotment of rights, the date for exercising of rights in respect of any such change, conversion or exchange of capital stock, or the date for expressing such consent or dissent, as the case may be.

      Lost,  Mutilated  or  Destroyed  Certificates.
----------------------------------------------------
     No certificates for shares of stock of the corporation shall be issued in place of any certificate alleged to have been lost, mutilated or destroyed, except upon production of such evidence of the loss, mutilation or destruction and upon indemnification of the corporation and its agents to such extent and in such manner as the Board of Directors may prescribe and as required by law.

               Article     - Miscellaneous Management Provisions.
               --------------------------------------------------

      Execution  of  Instruments.
---------------------------------
     Except as otherwise provided in these By-laws or as the Board of Directors may generally or in particular cases authorize the execution thereof in some other manner, all instruments, documents, deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the corporation shall be signed by the President or a Vice President, or by the Treasurer or an Assistant Treasurer, or by the Clerk. Facsimile signatures may be used in the manner and to the extent authorized generally or in particular cases by the Board of Directors.

      Corporate  Records.
-------------------------
     The original, or attested copies, of the Articles of Organization, By-laws, and records of all meetings of incorporators and stockholders, and the stock and transfer records, which shall contain the names of all stockholders and the record address and the amount of stock held by each, shall be kept in the Commonwealth of Massachusetts at the principal office of the corporation, or at an office of its Clerk, its resident agent or its transfer agent. The copies and records need not all be kept in the same office. They shall be available at all reasonable times for inspection by any stockholder for any proper purpose. They shall not be available for inspection to secure a list of stockholders or other information for the purpose of selling such list or information or copies thereof or of using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the corporation.

      Voting  of  Securities  owned  by  this  Corporation.
-----------------------------------------------------------
     Subject always to the specific directions of the Board of Directors, (i) any shares or other securities issued by any other corporation and owned or controlled by this corporation may be voted in person at any meeting of security holders of such other corporation by the President of this corporation if he is present at such meeting, or in his absence by the Treasurer of this corporation if he is present at such meeting, and (ii) whenever, in the judgment of the President, it is desirable for this corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this corporation, such proxy or consent shall be executed in the name of this corporation by the President, without the necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer, provided that if the President is unable to execute such proxy or consent by reason of sickness, absence from the United States or other similar cause, the Treasurer may execute such proxy or consent. Any person or persons designated in the manner above stated as the proxy or proxies of this corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this corporation the same as such shares or other securities might be voted by this corporation.

      Interested  Transactions.
-------------------------------
     No contract or other transaction of this corporation with any other person, corporation, association, or partnership shall be affected or invalidated by the fact that (i) this corporation is a stockholder or partner in such other corporation, association, or partnership, or (ii) any one or more of the officers or directors of this corporation is an officer, director or partner of such other corporation, association or partnership, or (iii) any officer or director of this corporation, individually or jointly with others, is a party to or is interested in such contract or transaction. Any director of this corporation may be counted in determining the existence of a quorum at any meeting of the board of directors for the purpose of authorizing or ratifying any such contract or transaction, and may vote thereon, with like force and effect as if he or she were not so interested or were not an officer, director, or partner of such other corporation, association, or partnership.

                         Article      - Indemnification.

      Right  to  Indemnification.
---------------------------------
     The corporation shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit, proceeding or investigation, whether civil, criminal or administrative (a "Proceeding"), by reason of being, having been or having agreed to become, a director or officer of the corporation, or serving, having served or having agreed to serve, at the request of the corporation, as a director or officer of, or in a similar capacity with, another organization or in any capacity with respect to any employee benefit plan (any such person being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expense, liability and loss (including without limitation reasonable attorneys' fees, judgments, fines, "ERISA" excise taxes or penalties) incurred or suffered by the Indemnitee or on behalf of the Indemnitee in connection with such Proceeding and any appeal therefrom, unless the Indemnitee shall have been adjudicated in such Proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the corporation or, to the extent such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan. Notwithstanding anything to the contrary in this Article, except as set forth in 7.6 below, the corporation shall not indemnify or advance expenses to an Indemnitee seeking indemnification in connection with a Proceeding (or part thereof) initiated by the Indemnitee, unless the initiation thereof was approved by the Board of Directors of the corporation.

      Settlements.
------------------
     Subject  to  compliance by the Indemnitee with the applicable provisions of
7.5 below, the right to indemnification conferred in this Article shall include the right to be paid by the corporation for amounts paid in settlement of any such Proceeding and any appeal therefrom, and all expenses (including attorneys' fees) incurred in connection with such settlement, pursuant to a consent decree or otherwise, unless it is held or determined pursuant to 7.5 below that the Indemnitee did not act in good faith in the reasonable belief that his or her action was in the best interest of the corporation or, to the extent such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

      Notification  and  Defense  of  Proceedings.
--------------------------------------------------
     The Indemnitee shall notify the corporation in writing as soon as reasonably practicable of any Proceeding involving the Indemnitee for which indemnity or advancement of expenses is intended to be sought. Any omission so to notify the corporation shall not relieve it from any liability that it may have to the Indemnitee under this Article unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the corporation. With respect to any Proceeding of which the corporation is so notified, the corporation shall be entitled, but not obligated, to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee, except as provided in the last sentence of this 7.3. After notice from the corporation to the Indemnitee of its election so to assume such defense (subject to the limitations in the last sentence of this 7.3), the corporation shall not be liable to the Indemnitee for any fees and expenses of counsel subsequently incurred by the Indemnitee in connection with such Proceeding, other than as provided below in this 7.3. The Indemnitee shall have the right to employ his or her own counsel in connection with such Proceeding, but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense thereof at its expense with counsel reasonably acceptable to Indemnitee shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee at the corporation's expense has been authorized by the corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the corporation and the Indemnitee in the conduct of the defense of such action or (iii) the corporation shall not in fact have employed counsel reasonably acceptable to the Indemnitee to assume the defense of such Proceeding within a reasonable time after receiving notice thereof, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the corporation, except as otherwise expressly provided by this Article. The corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any Proceeding brought by or in the right of the corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

      Advancement  of  Expenses.
--------------------------------
     Except as provided in 7.3 of this Article, as part of the right to indemnification granted by this Article, any expenses (including attorneys' fees) incurred by an Indemnitee in defending any Proceeding within the scope of
7.1 of this Article or any appeal therefrom shall be paid by the corporation in advance of the final disposition of such matter, provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of a written undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the corporation as authorized by 7.1 or 7.2 of this Article. Such undertaking need not be secured and shall be accepted without reference to the financial ability of the Indemnitee to make such repayment. Such advancement of expenses shall be made by the corporation promptly following its receipt of written requests therefor by the Indemnitee, accompanied by reasonably detailed documentation, and of the foregoing undertaking.

      Certain  Presumptions  and  Determinations.
-------------------------------------------------
     If, in a Proceeding brought by or in the right of the corporation, a director or officer of the corporation is held not liable for monetary damages, whether because that director or officer is relieved of personal liability under the provisions of Article 6A of the Articles of Organization of the corporation or otherwise, that director or officer shall be deemed to have met the standard of conduct set forth in 7.1 and thus to be entitled to be indemnified by the corporation thereunder. In any adjudicated Proceeding against an Indemnitee brought by reason of the Indemnitee's serving, having served or agreed to serve, at the request of the corporation, an organization other than the corporation in one or more of the capacities indicated in 7.1, if the Indemnitee shall not have been adjudicated not to have acted in good faith in the reasonable belief that the Indemnitee's action was in the best interest of such other organization, the Indemnitee shall be deemed to have met the standard of conduct set forth in 7.1 and thus be entitled to be indemnified thereunder. An adjudication in such a Proceeding that the Indemnitee did not act in good faith in the reasonable belief that the Indemnitee's action was in the best interest of such other organization shall not create a presumption that the Indemnitee has not met the standard of conduct set forth in 7.1. In order to obtain indemnification of amounts paid in settlement pursuant to 7.2 of this Article, the Indemnitee shall submit to the corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to such indemnification. Any such indemnification under 7.2 shall be made promptly, and in any event within 60 days after receipt by the corporation of the written request of the Indemnitee, unless a court of competent jurisdiction holds within such 60-day period that the Indemnitee did not meet the standard of conduct set forth in 7.2 or the corporation determines, by clear and convincing evidence, within such 60-day period that the Indemnitee did not meet such standard. Such determination shall be made by the Board of Directors of the corporation, based on advice of independent legal counsel (who may, with the consent of the Indemnitee, be regular legal counsel to the corporation). The corporation and the directors shall be under no obligation to undertake any such determination or to seek any ruling from any court.

      Remedies.
---------------
     The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction if the corporation denies such a request, in whole or in part, or, with respect to indemnification pursuant to 7.2, if no disposition thereof is made within the 60-day period referred to above in 7.5. Unless otherwise provided by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article shall be on the corporation. Neither absence of any determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met any applicable standard of conduct, nor an actual determination by the corporation pursuant to 7.5 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including reasonable attorneys' fees) incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such Proceeding shall also be paid by the corporation.

      Contract  Right;  Subsequent  Amendment.
----------------------------------------------
     The right to indemnification and advancement of expenses conferred in this Article shall be a contract right. No amendment, termination or repeal of this Article or of the relevant provisions of Chapter 156B of the Massachusetts General Laws or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification or advancement of expenses under the provisions hereof with respect to any Proceeding arising out of or relating to any action, omission, transaction or facts occurring prior to the final adoption of such amendment, termination or repeal, except with the consent of the Indemnitee.

      Other  Rights.
--------------------
     The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding office for the corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the corporation is specifically authorized to enter into, agreements with any Indemnitee providing indemnification rights and procedures different from those set forth in the Article.

      Partial  Indemnification.
-------------------------------
     If an Indemnitee is entitled under any provision of this Article to indemnification by the corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by the Indemnitee or on his or her behalf in connection with any Proceeding and any appeal therefrom but not, however, for the total amount thereof, the corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

       Insurance.
-----------------
     The corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another organization or employee benefit plan against any expense, liability or loss incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under Chapter 156B of the Massachusetts General Laws.

       Merger  or  Consolidation.
---------------------------------
     If the corporation is merged into or consolidated with another corporation and the corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the corporation under this Article with respect to any Proceeding arising out of or relating to any action, omission, transaction or facts occurring on or prior to the date of such merger or consolidation.

       Savings  Clause.
-----------------------
     If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify and advance expenses to each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any Proceeding, including an action by or in the right of the corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

       Subsequent  Legislation.
-------------------------------
     If the Massachusetts General Laws are amended after adoption of this Article to expand further the indemnification permitted to Indemnitees, then the corporation shall indemnify such persons to the fullest extent permitted by the Massachusetts General Laws as so amended.

       Indemnification  of  Others.
-----------------------------------
     The corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to employees or agents of the corporation or other persons serving the corporation who are not Indemnitees, and such rights may be equivalent to, or greater or less than, those set forth in this Article.



                           Article       - Amendments.

      General.
--------------
     These  By-laws  may  be amended, added to or repealed, in whole or in part,
(i) by vote of the stockholders at a meeting, where the substance of the proposed amendment is stated in the notice of the meeting, or (ii) by vote of a majority of the directors then in office, except that no amendment may be made by the Board of Directors on matters reserved to the stockholders by law or the Articles of Organization or which changes the provisions of these By-laws relating to the removal of directors or to the requirements for amendment of these By-laws. Notice of any amendment, addition or repeal of any By-law by the Board of Directors stating the substance of such action shall be given to all stockholders not later than the time when notice is given of the meeting of stockholders next following such action by the Board of Directors. Any By-law adopted by the Board of Directors may be amended or repealed by the stockholders.